Exhibit 99.1
SciQuest Announces Third Quarter 2011 Financial Results
CARY, N.C. — November 3, 2011 — SciQuest, Inc. (Nasdaq: SQI), a leading provider of on-demand strategic procurement and supplier management solutions, today announced its financial results for the third quarter ended September 30, 2011.
Stephen Wiehe, President and Chief Executive Officer of SciQuest, said, “We are pleased to have delivered strong third quarter results that were within our expectations. Overall activity levels continue to be robust and we are seeing strong demand in the higher education market. The healthcare market is showing renewed interest, and our eProcurement solution was recently selected by ROi, the purchasing arm of the Sisters of Mercy Health System. We also made important progress in expanding opportunities with state governments who are members of the Western States Contracting Alliance. With a pipeline of future opportunities that has never been larger and continued strong renewal rates driven by high customer satisfaction, we remain optimistic about delivering an excellent 2011 performance.”
Third Quarter 2011 Results
SciQuest reported total revenue of $13.8 million for the quarter ended September 30, 2011, an increase of 28% compared to revenue of $10.8 million for the comparable period in 2010.
GAAP income from operations in the third quarter of 2011 was $1.5 million, compared to GAAP loss from operations of $4.0 million in the third quarter of 2010. GAAP net income was $0.8 million, or $0.03 per share, in the third quarter of 2011, compared to a GAAP net loss of $3.2 million, or $0.22 per share, in the comparable period in 2010.
Non-GAAP income from operations was $2.9 million in the third quarter of 2011, excluding stock-based compensation expenses and amortization of intangible assets. Non-GAAP income from operations was $2.4 million in the third quarter of 2010, excluding management bonus associated with the initial public offering, stock-based compensation expenses, amortization of intangible assets and a contribution of stock to fund a charitable trust.
Non-GAAP net income was $1.8 million, or $0.08 per share, for the third quarter of 2011, based on 22.6 million weighted average diluted shares outstanding. This compared to non-GAAP net income of $1.5 million, or $0.10 per share, in the third quarter of 2010, based on 15.4 million weighted average diluted shares outstanding.
A reconciliation of the most comparable GAAP financial measure to the non-GAAP measures used above is included with the financial tables at the end of this release.
Other Third Quarter and Recent Highlights
•	Recently selected to provide strategic eProcurement technology to the University of California at Santa Barbara, York University, the University of Oklahoma and ROi (Resource Optimization & Innovations), the supply chain arm of the Sisters of Mercy Health System, among others
•	Ended the third quarter with 325 customers, an increase from 177 customers at the end of the third quarter of 2010

Business Outlook
Based on information available as of November 3, 2011, SciQuest is issuing guidance for the fourth quarter and full year 2011 as follows:
Fourth Quarter 2011: The company expects fourth quarter revenue to be in the range of $14.5 million to $14.7 million. The company expects GAAP net income per share to be in the range of $0.03 to $0.04.
The company expects non-GAAP net income per share of $0.07 to $0.08 based on diluted weighted average shares outstanding of 22.7 million shares. Non-GAAP net income excludes stock-based compensation expenses of approximately $1.1 million and amortization of acquired software and intangible assets of approximately $0.3 million.
Full Year 2011: The company expects full year 2011 revenue to be in the range of $53.7 million to $53.9 million. The company expects full year GAAP net income per share to be in the range of $0.11 to $0.12.
Non-GAAP net income per share is expected to be in the range of $0.27 to $0.28 based on diluted weighted average shares outstanding of 22.3 million shares. Non-GAAP net income excludes stock-based compensation expenses of approximately $4.0 million, amortization of acquired software and intangible assets of approximately $1.0 million, and acquisition-related costs of $130,000.
The company expects operating cash flow in 2011 to be in the range of $15.2 to $15.7 million. Free cash flow, which is defined as cash flow from operations less purchases of property and equipment of approximately $1.4 million, and capitalization of software development costs of approximately $0.7 million, to be in the range of $13.5 to $14.0 million in 2011.
Conference Call Information

What:	SciQuest’s third quarter 2011 financial results conference call
When:	Thursday, November 3, 2011
Time:	5:00 p.m. ET
Webcast:	http://investor.sciquest.com (live and replay)
Live Call:	(877) 430-3736, domestic
(760) 298-5046, international
Replay:	(855) 859-2056, passcode 15906978, domestic
(404) 537-3406, passcode 15906978, international
Non-GAAP Financial Measures
SciQuest provides all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Accordingly, SciQuest presents non-GAAP financial measures in reporting its financial results to provide investors with additional tools to evaluate SciQuest’s operating results in a manner that focuses on what SciQuest believes to be its ongoing business operations and what SciQuest uses to evaluate its ongoing operations and for internal planning and forecasting purposes. SciQuest’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. SciQuest’s management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes: (i) the amortization of acquired intangible assets; (ii) the impact of stock-based compensation; (iii) other significant items, including acquisition related expense in 2011 and gains on the sale of an investment in 2010, and (iv) the income tax effect of non-GAAP pre-tax adjustments from the provision for income taxes; and the non-GAAP measures that exclude such information in order to assess the performance of SciQuest’s business and for planning and forecasting in subsequent periods. Whenever SciQuest uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed herein.

About SciQuest
SciQuest (NASDAQ: SQI) is a leading provider of an integrated, web-based end-to-end eProcurement solution that enables users to realize significant efficiencies and savings on their purchases of indirect goods and services. SciQuest’s unique industry segment expertise and innovative “source-to-settle” approach to eProcurement enables Fortune 1000 companies and organizations in the higher education, life sciences, healthcare and public sector markets, as well as other industries, to identify savings opportunities they may otherwise have missed, while improving contract management, compliance and supplier management. SciQuest’s solutions help customers turn spending into a source of savings.
SciQuest is a registered trademark of SciQuest, Inc. Other trademarks contained herein remain the property of their respective owners. For more information about SciQuest, please visit www.sciquest.com or call 888-638-7322 in the U.S. or +44 1794 341182 in Europe.
Cautionary Note Regarding Forward-Looking Statements
Any statements in this release that are not historical or current facts are forward-looking statements. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors” section of our Registration Statement on Form S-1 and other required reports, as filed with the SEC, which are available free of charge on the SEC’s website at http://www.sec.gov or on our website at www.sciquest.com. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. These forward-looking statements speak only as of the date hereof, and we undertake no obligation to update, amend or clarify any forward-looking statement for any reason.
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SciQuest media contact:
Melissa London
SciQuest, Inc.
919-659-2228
mlondon@sciquest.com
SciQuest Investor contact:
Garo Toomajanian
ICR, LLC
1-800-550-6380
investorrelations@sciquest.com
SQI-F

SCIQUEST, INC.
BALANCE SHEETS
(in thousands except share and per share amounts)

	As of September 30,	As of December 31,
	2011	2010
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$28,174	$17,494
Short-term investments	27,105	20,000
Accounts receivable	6,674	6,400
Prepaid expenses and other current assets	1,112	1,297
Deferred tax asset	270	207

Total current assets	63,335	45,398
Property and equipment, net	2,634	1,993
Goodwill	15,719	6,765
Intangible assets, net	5,712	1,039
Deferred project costs	6,327	5,667
Deferred tax asset	13,968	15,675
Other	53	150

Total assets	$107,748	$76,687

Liabilities
Current liabilities:
Accounts payable	$—	$51
Accrued liabilities	4,907	4,200
Deferred revenues	32,563	28,305

Total current liabilities	37,470	32,556
Deferred revenues, less current portion	11,741	9,896
Stockholders’ Equity
Common stock, $0.001 par value; 50,000,000 shares authorized; 22,161,265 and 20,532,443 shares issued and outstanding as of September 30, 2011 and December 31, 2010, respectively	22	20
Additional paid-in capital	72,988	50,462
Notes receivable from stockholders	—	(15)
Accumulated deficit	(14,473)	(16,232)

Total stockholders’ equity	58,537	34,235

Total liabilities, redeemable preferred stock, and stockholders’ equity	$107,748	$76,687

SCIQUEST, INC.
STATEMENTS OF OPERATIONS
(in thousands except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
	(unaudited)		(unaudited)

Revenues	$13,774	$10,771	$39,208	$31,459
Cost of revenues (1)(2)	3,560	2,329	9,521	6,776

Gross profit	10,214	8,442	29,687	24,683

Operating expenses: (1)
Research and development	3,001	2,173	8,670	6,092
Sales and marketing	3,396	2,815	10,815	8,784
General and administrative	2,107	1,471	6,220	4,106
Management bonus plan associated with initial public offering	—	5,888	—	5,888
Amortization of intangible assets	209	75	628	226

Total operating expenses	8,713	12,422	26,333	25,096

Income (loss) from operations	1,501	(3,980)	3,354	(413)
Other income (expense), net:
Interest income	23	9	67	22
Other (expense) income, net	(24)	20	(11)	1,696

Total other income, net	(1)	29	56	1,718

Income (loss) before income taxes	1,500	(3,951)	3,410	1,305
Income tax (expense) benefit	(741)	1,486	(1,651)	(566)

Net income (loss)	$759	$(2,465)	$1,759	$739

Dividends on redeemable preferred stock	—	715	—	2,079

Net income (loss) attributable to common stockholders	$759	$(3,180)	$1,759	$(1,340)

Net income (loss) attributable to common stockholders per share
Basic	$0.03	$(0.22)	$0.08	$(0.09)
Diluted	$0.03	$(0.22)	$0.08	$(0.09)

Weighted average shares outstanding used in computing per share amounts
Basic	22,012	14,558	21,549	14,241
Diluted	22,551	14,558	22,149	14,241

(1)	Amounts include stock-based compensation expense, as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
	(unaudited)		(unaudited)
Cost of revenues	$105	$21	$213	$52
Research and development	279	22	794	197
Sales and marketing	295	21	854	139
General and administrative	476	85	1002	517

	$1,155	$149	$2,863	$905

(2)	Cost of revenues includes amortization of capitalized software development costs of:

Amortization of capitalized software development costs:	$105	$70	$271	$167
Amortization of acquired software:	42	—	126	—

	$147	$70	$397	$167

SCIQUEST, INC.
STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended September 30,
	2011	2010
	(unaudited)
Cash flows from operating activities
Net income	$1,759	$739
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,551	800
Gain on sale of investment	—	(1,700)
Stock-based compensation expense	2,863	905
Non-recurring contribution of stock to fund a charitable trust established by the Company	—	238
Deferred taxes	947	449
Changes in operating assets and liabilities:
Accounts receivable	557	1,393
Prepaid expense and other current assets	359	(236)
Deferred project costs and other assets	(563)	74
Accounts payable	(51)	(23)
Accrued liabilities	183	394
Deferred revenues	3,741	(200)

Net cash provided by operating activities	11,346	2,833
Cash flows from investing activities
Business acquisition, net of cash acquired	(7,346)	—
Addition of capitalized software development costs	(595)	(521)
Purchase of property and equipment	(761)	(482)
Purchase of short-term investments	(15,000)	—
Maturities of short-term investments	7,895	—
Proceds from sale of investment	—	1,700
Restricted cash	—	350

Net cash (used in) provided by investing activities	(15,807)	1,047
Cash flows from financing activities
Proceeds from public offering, net of underwriting discount	15,405	53,010
Public offering costs	(408)	(1,871)
Redemption of preferred stock	—	(36,151)
Issuance of common and restricted stock	—	39
Repurchases of restricted stock	—	(273)
Repayment of notes payable	—	(350)
Repayment of notes receivable from stockholders	15	4
Proceeds from exercise of common stock options	129	24

Net cash provided by financing activities	15,141	14,432
Net increase in cash and cash equivalents	10,680	18,312
Cash and cash equivalents at beginning of the period	17,494	17,132

Cash and cash equivalents at end of the period	$28,174	$35,444

RECONCILIATION DATA
(UNAUDITED)
(in thousands except share and per share amounts)

Reconciliation of Net Income (Loss) to non-GAAP Net	Three Months Ended September 30,		Nine Months Ended September 30,
Income:	2011	2010	2011	2010
Net income (loss)	$759	$(2,465)	$1,759	$739
Management bonus plan associated with initial public offering	—	5,888	—	5,888
Amortization of intangible assets	209	75	628	226
Amortization of acquired software	42	—	126	—
Stock-based compensation	1,155	149	2,863	905
Contribution of stock to fund a charitable trust established by the Company	—	238	—	238
Acquisition-related costs	—	—	134	—
Gain on sale of investment	—	—	—	(1,700)
Tax effect of adjustments	(390)	(2,388)	(1,137)	(2,089)

Non-GAAP net income	$1,775	$1,497	$4,373	$4,207

Non-GAAP net income per share:
Basic	$0.08	$0.10	$0.20	$0.30
Diluted	$0.08	$0.10	$0.20	$0.28

Weighted average shares outstanding used in computing per share amounts:
Basic	22,012	14,558	21,549	14,241
Diluted	22,551	15,387	22,149	14,984

Reconciliation of Income (Loss) from Operations to	Three Months Ended September 30,		Nine Months Ended September 30,
non-GAAP Income from Operations:	2011	2010	2011	2010
Income (loss) from operations	$1,501	$(3,980)	$3,354	$(413)
Management bonus plan associated with initial public offering	—	5,888	—	5,888
Amortization of intangible assets	209	75	628	226
Amortization of acquired software	42	—	126	—
Stock-based compensation	1,155	149	2,863	905
Contribution of stock to fund a charitable trust established by the Company	—	238	—	238
Acquisition-related costs	—	—	134	—

Non-GAAP income from operations	$2,907	$2,370	$7,105	$6,844

Reconciliation of Operating Expenses to non-GAAP	Three Months Ended September 30,		Nine Months Ended September 30,
Operating Expenses:	2011	2010	2011	2010
Operating expenses	$8,713	$12,422	$26,333	$25,096
Management bonus plan associated with initial public offering	—	(5,888)	—	(5,888)
Amortization of intangible assets	(209)	(75)	(628)	(226)
Stock-based compensation	(1,050)	(128)	(2,650)	(853)
Contribution of stock to fund a charitable trust established by the Company	—	(238)	—	(238)
Acquisition-related costs	—	—	(134)	—

Non-GAAP operating expenses	$7,454	$6,093	$22,921	$17,891

Reconciliation of Net Cash Provided by Operating	Three Months Ended September 30,		Nine Months Ended September 30,
Activities to Adjusted Free Cash Flow:	2011	2010	2011	2010
Net cash provided by operating activities	$5,820	$460	$11,346	$2,833
Purchase of property and equipment	(314)	(103)	(761)	(482)
Capitalization of software development costs	(190)	(99)	(595)	(521)
Free cash flow	5,316	258	9,990	1,830
Management bonus plan associated with initial public offering	—	5,888	—	5,888
Acquisition-related costs	—	—	134	—
Public stock offering costs	—	(1,193)	—	—

Adjusted free cash flow	$5,316	$4,953	$10,124	$7,718